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EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated October 29, 1998, in this Form 10-K, into the Company's previously filed Registration Statements File numbers 333-10745 and 333-22477.

                                                     Arthur Andersen LLP




Hartford, Connecticut
December 21, 1998